Exhibit 10.10

INSTRUMENT OF TRANSFER

FULING GLOBAL INC.

富岭环球有限公司

I/We,	ATHAND FORTUNE LIMITED
of	P.O. Box 1239, Offshore Incorporations Centre, Victoria, Mahe, Republic of Seychelles
in consideration of the sum of	USD87.50
paid to me/us by (name)	XINRONG INVESTMENT DEVELOPMENT LIMITED 信榮投資發展有限公司
(occupation)	Corporation
of (address)

(hereinafter "the said Transferee")

do hereby transfer to the said Transferee the	*87,500* Ordinary	share(s)
numbered	-11,491,668- to -11,579,167-

standing in my/our name in the register of:-

FULING GLOBAL INC.

富岭环球有限公司

to hold unto the said Transferee his Executors, Administrators or Assigns, subject to the several conditions upon which I/we hold the same at the time of execution hereof. And I/we, the said Transferee do hereby agree to take the said share(s) subject to the same conditions.

Witness our hands the 24th March, 2015

Witness to the signature(s) of the Transferor -	) ) ) ) ) )	For and on behalf of ATHAND FORTUNE LIMITED ............../s/ Hai Wang....................................................... Authorised Signature(s)
Witness's name and address:	) ) )	ATHAND FORTUNE LIMITED

Witness to the signature(s) of the Transferee -	) ) ) ) ) )	For and on behalf of XINRONG INVESTMENT DEVELOPMENT LIMITED 信榮投資發展有限公司 .............../s/ Zhirong Hu.................................................. Authorised Signature(s)
Witness's name and address:	) ) )	XINRONG INVESTMENT DEVELOPMENT LIMITED 信榮投資發展有限公司

Our Ref. (EC)

Doc. No. 823580004